UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Earliest Event Reported - October 17, 1997

                             ATC GROUP SERVICES INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                   1-10583                        46-0399408
----------------------------------   ----------         ------------------------
(State or other jurisdiction of     (Commission                 (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)

  104 East 25th Street, 10th Floor
         New York, New York                                            10010
---------------------------------                       ------------------------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 353-8280

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Item 5.       Other Events

     ATC has received an offer for the acquisition of the Company at $12.00 per share from a group lead by senior members of management and a financial investor group, WPG Corporate Development Associates V, L.P., an affiliate of Weiss, Peck & Greer, L.L.C.

     ATC's Chairman and Chief Executive Officer, George and Morry R. Rubin, respectively, have agreed to support the offer as holders of approximately 28% of the fully diluted outstanding common stock of ATC, however, they are not part of the proposed buyout group and expect to resign their positions if the proposed transaction is consummated. Attached hereto as Exhibits A and B, are the Company's Press Releases dated October 17, 1997 announcing the offer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ATC GROUP SERVICES INC.
                                                    -----------------------
                                                         (Registrant)

October 20, 1997                               By:  /s/ RICHARD L. PRUITT
---------------                                     ----------------------------
   (Dated)                                          RICHARD L. PRUITT
                                                    Vice President and
                                                    Principal Accounting Officer